UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 22, 2004



                         AUTOMATIC DATA PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     1-5397                   22-1467904
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      (State or                  (Commission               (IRS
      other                      File                      Employer
      jurisdiction               Number)                   Identification
      of                                                   No.)
      incorporation)



      One ADP Boulevard, Roseland, New Jersey                       07068
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      (Address of principal                                        (Zip
      executive offices)                                           Code)


Registrant's telephone number, including area code:  (973) 974-5000
                                                    ----------------------------
                                          N/A
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               (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition.

      On April 22, 2004, the Registrant issued a press release announcing the Registrant's financial results for the third fiscal quarter ended March 31, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference. The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2004

                                    AUTOMATIC DATA PROCESSING, INC.


                                    By: /s/ Karen E. Dykstra
                                        ---------------------------------
                                        Name:  Karen E. Dykstra
                                        Title:    Chief Financial Officer

                                  Exhibit Index
                                  -------------

         Exhibit Number                  Description
         --------------  ------------------------------------------
               99 Press Release dated April 22, 2004, issued by Automatic Data Processing, Inc.